UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 18, 2020

DEERFIELD HEALTHCARE TECHNOLOGY

ACQUISITIONS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39391	85-0992224
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

780 Third Avenue, 37th Floor New York, New York 10017
(Address of principal executive offices, including zip code)

(212) 551-1600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-fifth of one redeemable warrant	DFHTU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	DFHT	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	DFHTW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment supplements Item 7.01 and Item 9.01 (solely to add additional exhibits) of the Current Report on Form 8-K of Deerfield Healthcare Technology Acquisitions Corp., a Delaware corporation (“DFHT”), filed with the Securities and Exchange Commission (the “SEC”) on December 18, 2020 (the “Original Current Report”), in which DFHT reported, among other events, the execution of the Business Combination Agreement (as defined in the Original Current Report).

This Amendment No. 1 on Form 8-K/A does not supplement any other item of the Original Current Report or purport to provide an update or a discussion of any developments at DFHT or its subsidiaries subsequent to the filing date of the Original Current Report. The information previously reported in or filed with the Original Current Report is hereby incorporated by reference to this Form 8-K/A.

Capitalized terms used herein but not defined herein have the meanings given to such terms in the Original Current Report.

Item 7.01	Regulation FD Disclosure.

On December 18, 2020, the management of CareMax and DFHT held a presentation via webcast regarding the Business Combination (the “Webcast”). A copy of the transcript for the Webcast is furnished hereto as Exhibit 99.3.

The information in this Item 7.01 and Exhibit 99.3 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing. This Current Report on Form 8-K/A will not be deemed an admission as to the materiality of any information of the information in this Item 7.01, including Exhibit 99.3.

Additional Information

In connection with the proposed Business Combination, DFHT intends to file with the SEC a preliminary proxy statement relating to the Business Combination. DFHT will mail a definitive proxy statement and other relevant documents to the stockholders of DFHT. Stockholders of DFHT and other interested persons are advised to read, when available, the preliminary proxy statement, and amendments thereto, and, when available, the definitive proxy statement, and any amendments thereto, in connection with DFHT’s solicitation of proxies for the special meeting to be held to approve the Business Combination because the proxy statement will contain important information about DFHT, CareMax, IMC and the Business Combination. The definitive proxy statement will be mailed to stockholders of DFHT as of a record date to be established for voting on the Business Combination. Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s Internet site at http://www.sec.gov or by directing a request to: Deerfield Healthcare Technology Acquisitions Corp., 780 Third Avenue, New York, NY 10017, Attention: Corporate Secretary, or by calling (212) 551-1600.

Participants in the Solicitation

DFHT, CareMax and IMC, and their respective directors and executive officers, may be considered participants in the solicitation of proxies with respect to the proposed Business Combination under the rules of the SEC. Information about the directors and executive officers of DFHT is set forth in DFHT’s registration statement on Form S-1, which was initially filed with the SEC on June 30, 2020 and is available free of charge from the sources indicated above.

Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders in connection with the proposed Business Combination will be set forth in the preliminary and definitive proxy statement when filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Non-Solicitation

This Current Report on Form 8-K/A is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Forward-Looking Statements

This Current Report on Form 8-K/A includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding projections, estimates and forecasts of revenue and other financial and performance metrics and projections of market opportunity and expectations, the expectation that the combined company’s Class A common stock will be listed on Nasdaq, and the anticipated closing date of the proposed Business Combination. These statements are based on various assumptions and on the current expectations of DFHT and CareMax management and IMC management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of DFHT, CareMax and IMC. These forward-looking statements are subject to a number of risks and uncertainties, including the outcome of judicial and administrative proceedings to which CareMax or IMC may become a party or governmental investigations to which CareMax or IMC may become subject that could interrupt or limit CareMax’s or IMC’s operations, result in adverse judgments, settlements or fines and create negative publicity; changes in CareMax’s or IMC’s clients’ preferences, prospects and the competitive conditions prevailing in the healthcare sector; the inability of the parties to successfully or timely consummate the proposed Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed Business Combination or that the approval of the stockholders of DFHT and/or the equity holders of CareMax or IMC for the proposed Business Combination is not obtained; failure to realize the anticipated benefits of the proposed Business Combination, including as a result of a delay in consummating the proposed Business Combination or a delay or difficulty in integrating the businesses of DFHT, CareMax and IMC; the amount of redemption requests made by DFHT’s stockholders; those factors discussed in DFHT’s registration statement on Form S-1, which was initially filed with the SEC on June 30, 2020, under the heading “Risk Factors,” and other documents of DFHT filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither DFHT, CareMax nor IMC presently know or that DFHT, CareMax and IMC currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect DHT’s, CareMax’s and IMC’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K/A. DFHT, CareMax and IMC anticipate that subsequent events and developments will cause DFHT’s, CareMax’s and IMC’s assessments to change. However, while DFHT, CareMax and IMC may elect to update these forward-looking statements at some point in the future, DFHT, CareMax and IMC specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing DFHT’s, CareMax’s and IMC’s assessments as of any date subsequent to the date of this Current Report on Form 8-K/A. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1†	Business Combination Agreement, dated as of December 18, 2020, by and among DFHT, the Sellers, the Companies and Deerfield Partners.

10.1	Lock-Up Agreement, dated as of December 18, 2020, by and among DFHT, DFHTA Sponsor LLC, Deerfield Partners, certain other shareholders of DFHT and the Sellers.

10.2	Registration Rights Agreement, dated as of December 18, 2020, by and among DFHT, the Sellers, DFHTA Sponsor LLC, Deerfield Partners and the other parties thereto.

10.3	Form of Subscription Agreement.

10.4	Form of Deerfield Subscription Agreement.

10.5	Consent and Waiver Letter, dated as of December 18, 2020, by and among DFHT, Deerfield Partners and DFHTA Sponsor LLC.

99.3	Transcript of Webcast held on December 18, 2020.

† Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). DFHT agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 21, 2020

Deerfield Healthcare Technology Acquisitions Corp.

By:	/s/ Christopher Wolfe
	Name:	Christopher Wolfe
	Title:	Chief Financial Officer